                                                                     EX-99.B16B

Delaware Limited-Term Government Fund- Class B
Total Return Performance
Average Annual Compounded Rate of Return (With CDSC)
THREE YEARS Ended 12/31/97
--------------------------------------------------------------------------------

                                    n
                              P(1 + T) = ERV

    THREE
    YEARS
------------
                        3
            $1000(1 + T) = $1,146.85


T =         4.67%

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Delaware Limited-Term Government Fund- Class B
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
THREE YEARS Ended 12/31/97
--------------------------------------------------------------------------------

                                    n
                              P(1 + T) = ERV

  THREE
  YEARS
--------
                            3
            $1000(1 + T) = $1,156.44


T =         4.96%

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Delaware Limited-Term Government Fund- Class B
Total Return Performance
Cumulative Total Return (With CDSC)
THREE YEARS Ended 12/31/97
--------------------------------------------------------------------------------


Initial Investment                          $1,000.00
Beginning NAV                                   $8.99
Initial Shares                                111.235


   Fiscal     Beginning       Dividends       Reinvested        Cumulative
    Year        Shares       for Period         Shares            Shares

--------------------------------------------------------------------------------
    1995       111.235         $0.622           7.875             119.110
--------------------------------------------------------------------------------
    1996       119.110         $0.524           7.262             126.372
--------------------------------------------------------------------------------
    1997       126.372         $0.522           7.786             134.158
--------------------------------------------------------------------------------




Ending Shares                             134.158
Ending NAV                          x       $8.62
                                      -----------
                                        $1,156.44
Less CDSC                                   $9.59
                                      -----------
Investment Return                       $1,146.85




Total Return Performance
------------------------
Investment Return                       $1,146.85
Less Initial Investment                 $1,000.00
                                      -----------
                                          $146.85 / $1,000.00 x 100



Total Return:                               14.69%

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Delaware Limited-Term Government Fund- Class B
Total Return Performance
Cumulative Total Return (Without CDSC)
THREE YEARS Ended 12/31/97
--------------------------------------------------------------------------------


Initial Investment                          $1,000.00
Beginning NAV                                   $8.99
Initial Shares                                111.235


   Fiscal     Beginning       Dividends      Reinvested         Cumulative
    Year       Shares        for Period        Shares             Shares

--------------------------------------------------------------------------------
    1995       111.235         $0.622           7.875             119.110
--------------------------------------------------------------------------------
    1996       119.110         $0.524           7.262             126.372
--------------------------------------------------------------------------------
    1997       126.372         $0.522           7.786             134.158
--------------------------------------------------------------------------------





                                              134.158
Ending NAV                              x       $8.62
                                          ------------
Investment Return                           $1,156.44



Total Return Performance
------------------------
Investment Return                           $1,156.44
Less Initial Investment                     $1,000.00
                                          ------------
                                              $156.44 / $1,000.00 x 100



Total Return:                                   15.64%